SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Pioneer Floating Rate Trust

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Boaz R. Weinstein

Charles I. Clarvit

Stephen G. Flanagan

Frederic Gabriel

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [●], 2020

Pioneer Floating Rate Trust

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Boaz R. Weinstein (“Mr. Weinstein”), and certain of Saba Capital’s affiliates (collectively, the “Saba Entities,” together with Saba Capital and Mr. Weinstein, “Saba,” “we,” or “us”) and the Nominees (as defined below) named in Proposal 1 (the Nominees together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of Pioneer Floating Rate Trust, a Delaware statutory trust and closed-end management investment company registered under the Investment Company Act of 1940, as amended (“PHD” or the “Fund”).

As a result of what we believe to be the continued poor investment performance of PHD, its common stock shares of beneficial interest, no par value (the “Common Shares”) trade at a significant discount to the Fund’s net asset value (“NAV”).1 We believe that this discount is attributable to a lack of effective management on the part of the board of trustees (the “Board”) of PHD. We also believe that investor dissatisfaction with the investment advisor to the Fund, Pioneer Investment Management, Inc. (the “Manager”), may have contributed to the Fund’s substantial discount to NAV. For these reasons, among others, we have submitted a proposal allowing for shareholders to vote to terminate the advisory agreement between the Fund and the Manager (Proposal 2). Additionally, we believe the Board needs fresh ideas and an independent perspective to address PHD’s discount and that the Nominees’ election to the Board will send a strong message that PHD’s shareholders are not satisfied with the Fund’s management and their treatment of shareholder investment.

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to elect our Nominees, who, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2020 annual meeting of shareholders (the “Annual Meeting”), to be held at [●], on [●] at [●] with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation

1.	To elect Saba’s slate of three individuals, Charles I Clarvit, Stephen G. Flanagan and Frederic Gabriel (each, a “Nominee,” collectively the “Nominees”) as Class I trustees to be elected by the holders of Common Shares and the holders of preferred shares of beneficial interest (“Preferred Shares”), if any, voting together as a single class, with each such individual(s), if elected, to serve until the annual meeting of shareholders in 2023, or until his or their successors are elected and qualified to serve as trustees.	FOR ALL THREE of the 2020 Nominees

____________________________

1. The Fund has traded at an average discount to NAV of -10.2% for the period of July, 13 2017 through July 13, 2020.

2.	To terminate the advisory agreement between the Fund and Pioneer Investment Management, Inc., dated December 22, 2004 (the “Advisory Agreement”), and all other advisory and management agreements between the Fund and Pioneer Investment Management, Inc.	FOR

3.	To consider and act upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s shareholders on or about [●], 2020.

Based on the Fund’s preliminary proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on [●], 2020 (the “Fund’s Proxy Statement”) as well as other public information, the Board is currently comprised of nine trustees divided into three classes. Each class is elected for a term of three years, with the term of one class of trustees expiring at each annual meeting of the shareholders. According to the Fund’s Proxy Statement, three Class I trustees are to be elected by holders of Common Shares and holders of Preferred Shares, if any, voting together as a single class at the Annual Meeting.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the Nominees to serve as Class I trustees whose respective terms will expire at the 2023 annual meeting of shareholders. The names, backgrounds and qualifications of the Fund’s nominees, and other information about them, can be found in the Fund’s Proxy Statement. There is no assurance that any of the Fund’s nominees will serve as trustees if any or all of our Nominees are elected.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as [●], 2020. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were [●] Common Shares outstanding and [●] Preferred Shares outstanding, according to the Fund’s Proxy Statement. As of the close of business on July 13, 2020, the Participants “beneficially owned” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Securities Exchange Act of 1934 (the “Exchange Act”)) 6,124,520 Common Shares in the aggregate, as further described in Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” of the Nominees in Proposal 1 and “FOR” Proposal 2.   This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s shareholders on or about [●], 2020.

We intend to deliver this Proxy Statement and the accompanying Form of Gold Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to carry each Proposal described in this Proxy Statement and in the Form of Gold Proxy Card.

This proxy solicitation is being made by Saba and the Nominees, and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section starting on page 9.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

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REASONS FOR THIS PROXY SOLICITATION

As the largest shareholders of the Fund, Saba has nominated a slate of three highly-qualified Nominees (Proposal 1) and put forth the following shareholder proposal: Termination of the Management Agreement between the Fund and its Manager, and all other advisory and management agreements between the Fund and its Manager (Proposal 2).

We are committed to improving PHD for the benefit of all shareholders.

We urge you to support our Proposals by voting the GOLD proxy card today.

PHD’s Common Shares currently trade at a value significantly less than what the securities held by the Fund are worth.[2] We recommend voting “FOR ALL” of the Nominees in Proposal 1 and “FOR” Proposal 2 which may help cause the Fund to find an investment advisor who may help increase value to shareholders above what the Manager has delivered to date.

____________________________

2. See footnote 1 above.

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PROPOSAL 1: ELECTION OF THE NOMINEES AS CLASS I TRUSTEES

According to the Fund’s Proxy Statement and other public information, the Board is currently comprised of nine trustees divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years, and it is our expectation that there will be three trustees elected by holders of Common Shares and holders of Preferred Shares voting together as a single class at the Annual Meeting.

We are soliciting proxies to elect the Nominees—Charles I. Clarvit, Stephen G. Flanagan and Frederic Gabriel—to serve as trustees with terms expiring at the 2023 annual meeting of shareholders. The Nominees, if all are elected, would constitute three of nine members, a minority, of the Board.

The Participants intend to vote all of their Common Shares in favor of the Nominees.

Each of the Nominees, if elected, will serve three-year terms until the 2023 annual meeting of shareholders. There is no assurance that any incumbent trustee of the Fund will serve as a trustee if one or more of the Nominees is elected to the Board. You should refer to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s nominees. The ages shown below are as of the date of the filing of this Proxy Statement.

Nominees:

Name:	Charles Clarvit
Age:	63
Business Address:	21 West 20th Street, PH 1, NY, NY 10021
Principal Occupation:	See below

Charles I. Clarvit has served as Chief Executive Officer of Clarvit Capital Family Office, LLC, an investment firm, since 2015. Previously, he served as Chief Executive Officer of Vinci Partners-US, an asset and wealth management firm headquartered in Brazil, where he worked from 2011 until 2015. From 2007 to 2011, Mr. Clarvit served as a Managing Director and the Co-Head of BlackRock Alternative Advisors (BAA), the firm’s fund of funds platform. During his tenure at BlackRock, Mr. Clarvit held significant portfolio management responsibilities and oversaw marketing strategy and client service for the fund of funds business on the BAA platform. Mr. Clarvit joined BlackRock following the acquisition of the fund of funds business of Quellos Group, LLC, where he served as a Principal from 1998 to 2007, to create one of the largest fund of funds platforms in the world at the time of acquisition.

Mr. Clarvit has served as a member of the board of trustees of Eaton Vance Floating-Rate Income Plus Fund since 2020.

He has also served on the Advisory Board of Bridge Point Capital, a private equity firm based in New York City that specializes in U.S./China cross-border healthcare investments, since 2019. Mr. Clarvit also serves on the Johns Hopkins University Board of Trustees and on the Johns Hopkins Center for Financial Economics Advisory Boards for and the Johns Hopkins Innovation and Entrepreneurship Advisory Board. Mr. Clarvit is an angel investor and has served as the Chair of the Board of start-up AgeneBio, Inc., a company dedicated to developing innovative therapeutics for unserved patients afflicted with neurological and psychiatric diseases, since 2014.

Mr. Clarvit earned a B.A. in Social and Behavioral Sciences with a concentration in economics and statistics from Johns Hopkins University in 1978.

Mr. Clarvit’s qualifications to serve as a trustee include his decades of experience leading various asset and wealth management platforms, his deep knowledge of portfolio management, and his expertise in financial service marketing.

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Name:	Stephen G. Flanagan
Age:	62
Business Address:	263 Nod Hill Road, Wilton, Connecticut 06897
Principal Occupation:	See below

Stephen G. Flanagan has served as the President and Chief Executive Officer of Marketing:Wise LLC since 2019. From 2015 to 2019, Mr. Flanagan served as President & COO of Shadowman Sports. Mr. Flanagan also served as an Operating Partner at Alchemy Global Holdings, LLC from June 2014 until January 2016. Prior to this role, Mr. Flanagan had over 20 years of senior management experience leading marketing, new media, Internet and entertainment companies from start-up stage to IPO’s and beyond. Mr. Flanagan previously served as the President and Chief Executive Officer of The Quidnet Group, where he worked from 2003 to 2014, and assisted clients with strategy and development in the areas of sports, entertainment and lifestyle marketing on a global basis. From 2001 through 2003, Mr. Flanagan served as vice president at Clear Channel Entertainment. Mr. Flanagan has also held executive positions with CBS Sportsline, CardMember Publishing and ActMedia.

He has also served as a board member and vice chairman of The Streaming Media Alliance, the advisory board to Adforce/CMGI, the Internet Advertising Bureau Research Council, and various committees for the Advertising Research Foundation.

Mr. Flanagan received a B.A. in English from Syracuse University.

Mr. Flanagan’s qualifications to serve as a trustee include his leadership experience at the helm of a major client services company.

Name:	Frederic Gabriel
Age:	45
Business Address:	464 Hudson Street, Unit 259, New York, New York 10014
Principal Occupation:	See below

Frederic Gabriel has served as the founder and Chief Executive Officer of Orion Realty NYC, where he focuses on real estate investment opportunities in the United States and the New York tri-state area, since 2014. Prior to Orion, Mr. Gabriel spent more than 15 successful years in investment banking, working at some of the highest ranked and most competitive banks at the time, including Lehman Brothers, Merrill Lynch, Credit Suisse, and most recently, JP Morgan, where he served from 2007 until 2014. Mr. Gabriel has traded across the three major financial cities: London, Hong Kong and New York. Mr. Gabriel also previously served 13 months in the French Air Force as a Reserve Officer.

Mr. Gabriel holds a degree in engineering from ENSAM/Paris Tech (Arts et Métiers), graduating in 1997, and a MS in International Finance from HEC in Paris, graduating in 1999.

Mr. Gabriel’s qualifications to serve as a trustee include his extensive financial experience, his entrepreneurial expertise having founded a real estate investment fund, and his leadership experience having served in leadership roles at leading financial institutions.

None of the Nominees currently hold, nor at any time has held, any position with the Fund. None of the Nominees oversee any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

As of the date hereof, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, is as follows:

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Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Charles I Clarvit	None	None
Stephen G. Flanagan	None	None
Frederic Gabriel	None	None

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. Each of the Nominees has, within the past several years, been nominated by Saba to serve as a director of additional closed-end funds, and therefore, certain of the Nominees may have served as a Saba nominee on multiple occasions. We believe that, if elected, each of the Nominees will be considered an independent director of the Fund under (i) the NYSE American’s Listing Standards (the “Listing Standards”), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

Each of the Nominees has entered into a nominee agreement (the “Nominee Agreements”) pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify each Nominee against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. Each of the Nominee Agreements provide customary confidentiality obligations and other restrictions on the part of the Nominees, including, for instance, that such Nominees will not transact in securities of the Fund without the prior consent of Saba Capital. Pursuant to the Nominee Agreements and in connection with their nominations, each of the Nominees was entitled to an advance of $2,500 to cover the reimbursement of fees incurred in connection with their respective nominations. The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected or for any other reason. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees.

Each of the Nominees has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional persons that is required to be disclosed in solicitations for proxies for the election of trustees pursuant to Section 14 of the Exchange Act. There can be no assurance that the Fund will not assert that any additional or substitute nominations made pursuant to such a reservation must separately comply with any advance notification requirements provided in the Fund’s bylaws, as amended and restated (the “Bylaws”). If Saba determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Fund’s Declaration of Trust, as amended and restated (the “Charter”), with respect to a contested election, the election of each of the Nominees requires the affirmative vote of a plurality of the shares outstanding and entitled to vote thereon (meaning that the three trustee nominees who receive the highest number of shares voted “FOR” their election by the holders of Common Shares and holders of Preferred Shares, if any, voting together as a single class will be elected to the Board). “Withhold” votes will not be treated as votes cast and therefore will have no effect on the outcome of Proposal 1. According to the Fund’s Proxy Statement, there will not be any routine matters to be voted on at the Annual Meeting, and therefore we do not anticipate any broker non-votes at the Annual Meeting.

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We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR ALL of the Nominees for election at the Annual Meeting on the GOLD proxy card.

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PROPOSAL 2: TERMINATE THE ADVISORY AGREEMENT BETWEEN THE FUND AND PIONEER INVESTMENT MANAGEMENT, INC.

Due to what we perceive to be substantial underperformance by the Fund and the existing Manager, we believe that it is in the best interests of shareholders of the Fund to terminate the Advisory Agreement. We are seeking to terminate the Advisory Agreement in accordance with the provisions of Section 17 thereof. Under Section 17 of the Advisory Agreement and pursuant to the 1940 Act, the Advisory Agreement may be terminated at any time, by either the trustees of the Fund or a majority of the outstanding voting securities of the Fund upon sixty (60) days’ prior written notice to the Manager. For these purposes, and in accordance with the 1940 Act, the vote of “a majority of the outstanding voting securities of the Fund” at the 2020 annual shareholders meeting of the Fund means the affirmative vote of the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities.

The 1940 Act provides a temporary exemption to the approval requirements of an investment advisory agreement, in the event that a prior advisory contract is terminated, which allows the Board (including a majority of the independent trustees) to approve an interim investment advisory contract. Such an interim contract is required to be approved within ten business days after the date that the termination of the prior advisory contract becomes effective, with the compensation received under the interim contract to be no greater than the compensation the adviser would have received under the previous contract. The Board would then have 150 days to obtain shareholder approval for that new investment advisory contract at a subsequent meeting of shareholders (which would be the subject of a separate proxy solicitation). Although the failure to approve an interim or permanent investment advisory agreement could potentially require the Fund to become internally managed, we believe any reasonably designed process to select a new manager would identify a number of suitable, alternative advisers willing to advise the Fund on attractive terms.

Although a change in adviser may result in some amount of lost time or incremental expense, we believe this cost is far outweighed by the potential benefits of replacing the existing advisor. For these reasons, we recommend voting “FOR” this proposal.

Accordingly, shareholders are being asked to vote on the following resolution:

BE IT RESOLVED, that the Advisory Agreement between Pioneer Floating Rate Trust (the “Fund”) and Pioneer Investment Management, Inc. (the “Manager”), dated December 22, 2004 (the “Advisory Agreement”), and all other advisory and management agreements between the Fund and the Manager shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) and as required to be included in such agreements, such termination to be effective no more than sixty (60) days following the date hereof.

Vote Required.

According to the Advisory Agreement and the 40 Act, the approval of Proposal 2 requires the vote of a “majority of the outstanding voting securities of the Fund” at the Fund’s 2020 annual shareholders meeting, which means the affirmative vote of the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 2. According to the Fund’s Proxy Statement, there will not be any routine matters to be voted on at the Annual Meeting, and therefore we do not anticipate any broker non-votes at the Annual Meeting.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Shareholders of record at the close of business on [●], 2020, are entitled to be present and to vote at the Annual Meeting or any adjournment of the Annual Meeting. Common Shares and Preferred Shares of record are each entitled to one vote per share. Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board.

How do I vote my shares?

Common Shares or Preferred Shares held in record name. If your Common Shares or Preferred Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares or Preferred Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares or Preferred Shares beneficially owned or held in “street” name. If you hold your Common Shares or Preferred Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares or Preferred Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees and the termination of the Advisory Agreement. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares or Preferred Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” of the Nominees listed in Proposal 1, and “FOR” Proposal 2.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” three of the Nominees standing for election to the Board named in this Proxy Statement (Proposal 1); and

“FOR” the termination of the Advisory Agreement between the Fund and the Manager and all other advisory and management agreements between the Fund and the Manager (Proposal 2).

What vote is needed to approve each proposals?

Proposal 1 – Election of the Nominees. According to the Charter, with respect to a contested election, the election of each of the Nominees requires the affirmative vote of a plurality of the shares outstanding and entitled to vote thereon (meaning that the three trustee nominees who receive the highest number of shares voted “FOR” their election by the holders of by holders of Common Shares and holders of Preferred Shares, if any, voting together as a single class will be elected to the Board). “Withhold” votes will not be treated as votes cast and therefore will have no effect on the outcome of Proposal 1. According to the Fund’s Proxy Statement, there will not be any routine matters to be voted on at the Annual Meeting and we do not expect there to be any broker non-votes at the Annual Meeting.

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THE ONLY WAY TO SUPPORT ALL OF THE NOMINEES FOR ELECTION AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” THE NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” ON THEIR TRUSTEE NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

Proposal 2 – According to the Management Agreement and the 40 Act, the approval of Proposal 2 requires the vote of a “majority of the outstanding voting securities of the Fund” at the Fund’s 2020 annual shareholders meeting, which means the affirmative vote of the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 2.

Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, broker non-votes will have no effect on Proposal 1 but will have the same effect as votes “against” Proposal 2. Each Proposal is not contingent upon the approval of the other.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation to the secretary of the Fund; or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Saba and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares or Preferred Stock, as applicable, they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

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Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $[●] based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ up to thirty persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

Costs of this proxy solicitation are currently estimated to be approximately $[●]. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $[●]. If successful, Saba may seek reimbursement of these costs from the Fund. In the event that Saba decides to seek reimbursement of its expenses, Saba does not intend to submit the matter to a vote of the Fund’s shareholders. The Board, which will consist of all three of the Nominees, if all are elected, and six incumbent trustees of the Fund, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Fund and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

A single copy of this Proxy Statement (and of the Fund’s Proxy Statement and annual report) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund by writing to Christopher J. Kelley, the Secretary of the Fund, 60 State Street, Boston, Massachusetts 02109. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Where can I find additional information concerning PHD?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the 2021 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meetings. If the Fund does not distribute the Fund’s Proxy Statement to shareholders at least ten days prior to the Annual Meeting, we will distribute to the shareholders a supplement to this Proxy Statement containing such disclosures at least ten days prior to the Annual Meeting. We take no responsibility for the accuracy or completeness of information contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for PHD is 811-21654.

11

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Boaz R. Weinstein
Charles I. Clarvit
Stephen G. Flanagan
Frederic Gabriel

[●], 2020

12

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Boaz R. Weinstein, principal of Saba (“Mr. Weinstein,” and together with Saba Capital, “Saba”) and (iii) the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on [●], 2020, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I), in the aggregate, 6,124,520 Common Shares, par value $0.0001 per share, of the Fund, representing approximately 24.8% of the Fund’s outstanding Common Shares. The percentages used herein are based upon 24,738,174 Common Shares outstanding as of November 30, 2019, as disclosed in the Fund’s Form N-CSRS filed with the SEC on January 31, 2020. Saba may be deemed to beneficially own, in the aggregate, 6,124,520 Common Shares. Of the 6,124,520 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) as follows: (a) 6,124,520 Common Shares may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts, such funds and accounts, the (“Saba Entities”); and (b) 6,124,520 Common Shares may be deemed to be beneficially owned by Boaz R. Weinstein, a United States citizen (“Mr. Weinstein”) by virtue of his status as the principal of Saba.

As of the date of this Notice, none of the Nominees beneficially own any Common Shares, nor do any of the Nominees beneficially own any other securities of the Fund.

The principal business of Mr. Weinstein is investment management and serving as the principal of Saba. The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein, Saba Capital and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Each of the Nominees is a citizen of the United States. Information on the principal occupation and business address of each of the Nominees is set forth in PROPOSAL 1 beginning on page 4.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

13

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by Funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

14

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities

Date	Side	Shares	Date	Side	Shares	Date	Side	Shares
6/17/20	Buy	303,174	3/20/20	Buy	34,801	10/31/19	Buy	5
6/16/20	Buy	243,420	3/19/20	Buy	36,784	10/28/19	Buy	5,659
6/15/20	Buy	667,390	3/18/20	Buy	56,676	10/25/19	Buy	54,889
6/12/20	Buy	154,266	3/17/20	Buy	9,421	10/24/19	Buy	51,677
6/11/20	Buy	13,560	3/16/20	Buy	103,085	10/23/19	Buy	112,914
6/10/20	Buy	219,317	3/13/20	Buy	99,493	10/21/19	Buy	29,010
6/9/20	Buy	145,883	3/10/20	Buy	8,520	10/18/19	Buy	13,749
6/8/20	Buy	46,087	3/05/20	Buy	64,267	10/17/19	Buy	64,702
6/5/20	Buy	174,398	3/04/20	Buy	52,289	10/16/19	Buy	27,211
6/4/20	Buy	14,776	3/03/20	Buy	82,430	10/15/19	Buy	30,733
6/3/20	Buy	100,000	3/02/20	Buy	31,534	10/14/19	Buy	29,552
6/2/20	Buy	84,770	2/28/20	Buy	63,957	10/11/19	Buy	28,985
6/1/20	Buy	63,676	2/27/20	Buy	9,697	10/9/19	Sell	(26,903)
5/29/20	Buy	10,242	2/26/20	Buy	10,326	10/8/19	Sell	(59,771)
5/28/20	Buy	9,660	2/25/20	Buy	40,944	10/7/19	Sell	(25,236)
5/27/20	Buy	10,876	2/21/20	Buy	14,530	10/4/19	Sell	(36,625)
5/26/20	Buy	28,459	2/18/20	Buy	1,448	9/30/19	Buy	14,094
5/22/20	Buy	18,770	2/14/20	Buy	1,500	9/27/19	Buy	58,312
5/21/20	Buy	49,091	2/13/20	Buy	14,287	9/24/19	Buy	1,690
5/20/20	Buy	25,315	2/12/20	Buy	6,186	9/23/19	Buy	8,541
5/19/20	Buy	60,709	2/11/20	Buy	8,595	9/20/19	Buy	25,032
5/18/20	Buy	4,200	2/10/20	Buy	11,939	9/19/19	Buy	21,676
5/15/20	Buy	29,257	2/7/20	Buy	1,387	9/18/19	Buy	21,382
5/14/20	Buy	17,507	2/6/20	Buy	20,143	9/17/19	Buy	23,616
5/13/20	Buy	133,062	1/24/20	Buy	6,066	9/16/19	Buy	31,943
5/12/20	Buy	45,312	1/22/20	Buy	5,805	9/13/19	Buy	10,170
4/28/20	Buy	42,906	1/9/20	Buy	877	9/12/19	Buy	1,410
4/27/20	Buy	40,236	1/8/20	Buy	7,054	9/11/19	Buy	32,907
4/24/20	Buy	22,157	1/7/20	Buy	6,772	9/10/19	Buy	19,427
4/23/20	Buy	43,750	1/6/20	Buy	7,985	9/9/19	Buy	5,361
4/22/20	Buy	177	12/20/19	Buy	1,104	9/6/19	Buy	3,196
4/21/20	Buy	13,367	12/18/19	Buy	13,084	9/5/19	Buy	17,626
4/20/20	Buy	20,998	12/17/19	Buy	4,643	9/4/19	Buy	25,845
4/17/20	Buy	35,929	12/13/19	Buy	13,740	9/3/19	Buy	37,158
4/16/20	Buy	65,030	12/12/19	Buy	13,584	8/30/19	Buy	41,006
4/15/20	Buy	21,804	12/9/19	Buy	1,135	8/29/19	Buy	30,084
4/13/20	Buy	97,834	12/6/19	Buy	25,900	8/28/19	Buy	48,956
4/09/20	Buy	20,000	12/5/19	Buy	11,607	8/22/19	Buy	7,398
4/08/20	Buy	742	12/4/19	Buy	6,323	8/19/19	Buy	12,609
4/07/20	Buy	71,402	12/3/19	Buy	3,445	8/16/19	Buy	9,292
3/23/20	Buy	42,407	11/4/19	Buy	28,432	8/14/19	Buy	18,088

15

Date	Side	Shares	Date	Side	Shares	Date	Side	Shares
8/13/19	Buy	1,719	4/29/19	Buy	11,516	2/6/19	Buy	59,221
7/16/19	Buy	5,304	4/26/19	Buy	13,742	2/5/19	Buy	127,257
7/9/19	Buy	2,200	4/25/19	Buy	49,847	2/4/19	Buy	48,853
7/8/19	Buy	24,300	4/24/19	Buy	6,498	2/1/19	Buy	1
7/3/19	Buy	2,962	4/23/19	Buy	23,120	1/31/19	Buy	7,304
7/2/19	Buy	14,685	4/22/19	Buy	4,732	1/30/19	Buy	9,737
6/28/19	Buy	8,710	4/18/19	Buy	30,000	1/28/19	Buy	1,724
6/27/19	Buy	5,200	4/17/19	Buy	7,417	1/24/19	Buy	57,112
6/26/19	Buy	13,111	4/16/19	Buy	13,970	1/23/19	Buy	112,115
6/18/19	Buy	29,941	4/11/19	Buy	38,488	1/16/19	Buy	8,544
6/17/19	Buy	10,161	4/10/19	Buy	6,142	1/15/19	Buy	22,200
6/12/19	Buy	27,649	4/8/19	Buy	45,684	1/14/19	Buy	1,597
6/11/19	Buy	20,547	4/5/19	Buy	30,240	1/11/19	Buy	89,522
6/10/19	Buy	100	4/4/19	Buy	38,414	1/10/19	Buy	93,783
6/7/19	Buy	22,005	4/3/19	Buy	56,101	1/9/19	Buy	5,557
6/6/19	Buy	7,471	3/20/19	Buy	51,392	1/8/19	Buy	26,863
6/5/19	Buy	5,856	3/19/19	Buy	9,830	1/7/19	Buy	14,914
6/4/19	Buy	2,397	3/13/19	Buy	4,800	1/4/19	Buy	24,110
5/24/19	Buy	21,829	3/8/19	Buy	8,388	1/3/19	Buy	36,742
5/23/19	Buy	1,390	2/20/19	Buy	9,193	12/28/18	Buy	50,160
5/22/19	Buy	32,905	2/19/19	Buy	6,861	12/27/18	Buy	21,002
5/21/19	Buy	13,430	2/15/19	Buy	28,600	12/26/18	Buy	2,600
5/20/19	Buy	3,292	2/14/19	Buy	17,464	12/20/18	Buy	33,612
5/6/19	Buy	5,531	2/13/19	Buy	55,304	12/19/18	Buy	12,523
5/2/19	Buy	41,531	2/12/19	Buy	63,429	12/18/18	Buy	20,200
5/1/19	Buy	7,425	2/11/19	Buy	10,987	10/16/18	Buy	11,855

16

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR ALL” of the Nominees by taking three steps:

● SIGNING the enclosed GOLD proxy card,

● DATING the enclosed GOLD proxy card, and

● MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN PHD’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a white proxy card to PHD, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to PHD by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to the secretary of the Fund or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 210

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

17

PRELIMINARY COPY SUBJECT TO COMPLETION

Form of Gold Proxy Card

Pioneer Floating Rate Trust

Proxy Card for 2020 Annual Meeting of Shareholders

Scheduled for [●], 2020 (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”), Boaz R. Weinstein AND THE INDIVIDUALS NAMED IN PROPOSAL 1

THE BOARD OF TRUSTEES (THE “BOARD”) OF PIONEER FLOATING RATE TRUST IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazar Klein, Pierre Weinstein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Pioneer Floating Rate Trust, a Delaware statutory trust and a closed-end management investment company registered under the Investment Fund Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Fund scheduled to be held at [●], on [●] at [●], including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of the nominees in Proposal 1 (the “Nominees”) and “FOR” Proposal 2. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

INSTRUCTIONS: FILL IN VOTING BOXES “■“ IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” of the Nominees below:

Proposal 1 – Election at the Annual Meeting of the three individuals nominated by Saba Capital.

2020 Nominees: Charles I Clarvit Stephen G. Flanagan Frederic Gabriel	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	❑	❑	❑

(INSTRUCTIONS: To withhold authority to vote for any individual Nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

We recommend that you vote “FOR” Proposal 2:

	FOR	AGAINST	ABSTAIN
Proposal 2 – Termination of the Advisory Agreement between the Fund and Pioneer Investment Management, Inc., dated December 22, 2004, and all other advisory and management agreements between the Fund and Pioneer Investment Management, Inc.	❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.